Exhibit 10.8

AGREEMENT RELATING TO CERTAIN PROMISSORY NOTES

THIS AGREEMENT RELATING TO A CERTAIN PROMISSORY NOTES (the “Agreement”), dated as of May 31, 2007, between Technest Holdings, a Nevada corporation (“Technest”), E-OIR Technologies, Inc., a Virginia corporation (“EOIR” and collectively with Technest, the “Company”), and Joseph P. Mackin (the “Holder”) located in Fredericksburg, Virginia.

WITNESSETH THAT

WHEREAS, the Holder was a selling shareholder in that certain stock purchase agreement dated June 29, 2004 by and among Markland Technologies, a Florida corporation, EOIR and the owners of all of the capital stock of EOIR; and

WHEREAS, as consideration for selling his shares of EOIR to Markland, EOIR issued to the Holder a promissory note with a principal amount of $662,288 (the “Note”); and

WHEREAS, the current outstanding principal on the Note is $608,957.46; and

WHEREAS, repayment of the Note is secured by a security interest on all of the outstanding capital stock and assets of EOIR (the “Security Interest”) as well as a pledge of all of the outstanding capital stock of EOIR (the “Pledge”), which is currently subordinated to Silicon Valley Bank’s security interest; and

WHEREAS, Technest is the successor to Markland’s interest in EOIR; and

WHEREAS, Technest is undertaking a financing with Shelter Island Opportunity Fund, LLC (“Shelter Island”); and

WHEREAS, Shelter Island has conditioned its provision of financing on, among other things, its obtaining a second position security interest in all of the assets of Technest; and

WHEREAS, the Holder wishes, on the terms described in this Agreement and in accordance with the other documentation entered into between the Holder and Seller’s Representative, to subordinate the Security Interest to Shelter Island, subordinate the Holder’s right to receive payment in the event of default under Technest’s obligations to Shelter Island and the consideration to the Holder for such subordination is set forth herein;

THEREFORE, in consideration of the premises, the mutual agreements set forth below and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1. Subordination of the Security Interest. The Holder will subordinate his rights under the Security Interest and the Pledge to Shelter Island. In furtherance of this, the Holder agrees to deliver immediately to Technest one executed copy of the Subordination Agreement attached hereto as Exhibit A. For purposes of this Agreement, the Closing Date shall mean the closing date of the financing with Shelter Island.

2. Additional Payments. On the Closing Date, and simultaneously with the delivery of Subordination Agreement, as consideration for the subordination of the Security Interest to Shelter Island, the Company shall pay to the Holder, via wire transfer or check, at the option of the Company, the sum of $30,447.87, which represents five percent of the outstanding principal of the Note. On July 1, 2008, the Company shall pay the Holder, via wire transfer or check, at the option of the Company, the sum of $30,447.87 (the “Second Payment”). If the payment of the outstanding principal amount of the Note is accelerated in accordance with the terms of the Note prior to July 1, 2008, the Second Payment shall also become due and payable to the Holder.

3. Lack of Knowledge of Claims. The parties do hereby represent that as of the date of this Agreement, they are unaware of any unasserted claims they may have against any of the other parties hereto.

4. Governing law. This Agreement shall be governed by the laws of the Commonwealth of Virginia, without regard to the principles of conflicts of law thereof.

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5. Counterparts This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

/s/ Joseph P. Mackin
Joseph P. Mackin

E-OIR TECHNOLOGIES, INC.

By: /s/ Gino M. Pereira
Name: Gino M. Pereira
Title: Chief Financial Officer

TECHNEST HOLDINGS, INC.

By: /s/ Gino M. Pereira
Name: Gino M. Pereira
Title: Chief Financial Officer

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